INVESTOR PRESENTATION 2015 FIRST QUARTER

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors included in the disclosure under the heading "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 31, 2015, in some cases have affected and in the future could affect the Company's financial performance and could cause actual results for the 2015 Fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OPERATING SEGMENTS During the first quarter, the Company changed its operating segments to align with its recent transition to a branded organizational structure. This transition was substantially completed in the first quarter and, in conjunction with the change, the Company determined its operating segments to be Abercrombie (including Abercrombie & Fitch and abercrombie kids) and Hollister, which have been aggregated into one reportable segment. OTHER INFORMATION All dollar and share amounts are in 000’s unless otherwise stated. Sub-totals and totals may not foot due to rounding. 2

Q1 ADJUSTED P&L SUMMARY* * The Q1 Adjusted P&L Summary for the current and prior period is presented on a non-GAAP basis and excludes the charges set out on page 4. A reconciliation between GAAP and non-GAAP results is included as an appendix to the presentation. 2015 % OF NET SALES 2014 % OF NET SALES NET SALES $709,422 100.0% $822,428 100.0% GROSS PROFIT 438,410 61.8% 511,659 62.2% OPERATING EXPENSE 492,713 69.5% 531,187 64.6% OTHER OPERATING INCOME, NET (1,960) -0.3% (3,620) -0.4% OPERATING LOSS (52,343) -7.4% (15,908) -1.9% INTEREST EXPENSE, NET 4,639 0.7% 1,997 0.2% LOSS BEFORE TAXES (56,982) -8.0% (17,905) -2.2% TAX BENEFIT (19,808) -2.8% (4,926) -0.6% NET LOSS $(37,174) -5.2% $(12,979) -1.6% NET LOSS PER SHARE BASIC AND DILUTED $(0.53) $(0.17) WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC AND DILUTED 69,510 74,483 3

EXCLUDED CHARGES (PRE-TAX) 2015 Q1 Q2 Q3 Q4 YEAR TO DATE INVENTORY WRITE-DOWN $26,861 $26,861 ASSET IMPAIRMENT, STORE FIXTURES, LEASE TERMINATION AND STORE CLOSURE COSTS 10,112 10,112 CONTINUOUS PROFIT IMPROVEMENT PROGRAM 2,479 2,479 GILLY HICKS RESTRUCTURING CHARGES (1,598) (1,598) TOTAL $37,854 $37,854 2014 Q1 Q2 Q3 Q4 FULL YEAR ASSET IMPAIRMENT, LEASE TERMINATION AND STORE CLOSURE COSTS — — $18,958 $31,641 $50,599 PROFIT IMPROVEMENT INITIATIVE AND CORPORATE GOVERANCE 9,964 1,964 1,310 718 13,956 GILLY HICKS RESTRUCTURING CHARGES 5,633 419 — 2,378 8,431 CEO TRANSITION COSTS — — — 5,188 5,188 TOTAL $15,597 $2,383 $20,268 $39,925 $78,174 4

*Comparable sales are calculated on a constant currency basis and exclude Gilly Hicks. (1) Abercrombie includes the Company's Abercrombie & Fitch and abercrombie kids brands. Q1 COMPARABLE SALES* GEOGRAPHIC SALES MIXQ1 TOTAL COMPANY -8% GEOGRAPHIC: US -7% INTERNATIONAL -9% BRAND: ABERCROMBIE (1) -9% HOLLISTER CO. -6% INTERNATIONAL 36.7% U.S. 63.3% 5

Q1 ADJUSTED OPERATING EXPENSE* * Q1 Adjusted Operating Expense excludes the charges set out on page 4. A reconciliation between GAAP and non-GAAP results is included as an appendix to the presentation. (1) Includes rent, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs. (3) Rounded based on reported percentages. FIRST QUARTER 2015 % OF NET SALES 2014 % OF NET SALES Δ bps (3) STORE OCCUPANCY (1) $181,131 25.5% $188,721 22.9% 260 ALL OTHER (2) 205,819 29.0% 228,086 27.7% 130 STORES AND DISTRIBUTION 386,950 54.5% 416,807 50.7% 380 MARKETING, GENERAL & ADMINISTRATIVE 105,763 14.9% 114,380 13.9% 100 TOTAL $492,713 69.5% $531,187 64.6% 490 6

SHARE REPURCHASES FY 2015 FY 2014 SHARES REPURCHASED COST AVERAGE COST SHARES REPURCHASED COST AVERAGE COST FIRST QUARTER — — — 3,825.7 $150,000 $39.21 SECOND QUARTER 1,459.4 $60,000 $41.11 THIRD QUARTER 2,039.0 $75,038 $36.80 FOURTH QUARTER — — — TOTAL — — — 7,324.1 $285,038 $38.92 7

Q1 STORE OPENINGS BRAND CENTER CITY DATE Hollister Dubai Mall Dubai, UAE 2/20/2015 A&F 360 Mall Kuwait City, Kuwait 4/2/2015 Hollister Lalaport Fujimi Fujimi, Japan 4/6/2015 A&F Outlet Mall of Savannah Pooler, GA 4/15/2015 A&F Edinburgh Premium Outlets Edinburgh, IN 4/18/2015 A&F Asheville Outlets Asheville, NC 4/30/2015 8

FULL YEAR OUTLOOK UPDATES* CONTINUED HEADWINDS FROM FOREIGN CURRENCY EXCHANGE RATES CONTINUED SEQUENTIAL COMPARABLE SALES IMPROVEMENT INTO THE SECOND QUARTER AND THE SECOND HALF OF THE FISCAL YEAR GROSS MARGIN RATE FLAT TO SLIGHTLY UP OPERATING EXPENSES NOW TO BE DOWN APPROXIMATELY $40 MILLION COMPARED TO THE PRIOR YEAR, EXCLUDING THE EFFECTS FROM CHANGES IN COMPARABLE SALES WEIGHTED AVERAGE DILUTED SHARE COUNT OF APPROXIMATELY 70 MILLION SHARES EXCLUDING THE EFFECT OF POTENTIAL SHARE REPURCHASES CAPITAL EXPENDITURES OF APPROXIMATELY $150 MILLION *Excluded from the Company's Full Year Outlook are charges incurred during the quarter, as detailed on page 4, as well as other potential future charges related to impairment and store closing charges and other potential charges related to the Company's restructuring efforts. 9

Q1 STORE COUNT ACTIVITY * Includes Asia, Australia and the Middle East. ALL BRANDS TOTAL U.S. CANADA EUROPE REST OF WORLD* START OF Q1 2015 969 799 18 121 31 OPENINGS 6 3 — — 3 CLOSINGS (13) (13) — — — END OF Q1 2015 962 789 18 121 34 A&F START OF Q1 2015 279 250 4 16 9 OPENINGS 4 3 — — 1 CLOSINGS (5) (5) — — — END OF Q1 2015 278 248 4 16 10 abercrombie kids START OF Q1 2015 122 116 2 4 — OPENINGS — — — — — CLOSINGS (7) (7) — — — END OF Q1 2015 115 109 2 4 — HOLLISTER CO. START OF Q1 2015 568 433 12 101 22 OPENINGS 2 — — — 2 CLOSINGS (1) (1) — — — END OF Q1 2015 569 432 12 101 24 10

STRATEGIC ACTIONS • CUSTOMER CENTRICITY • BRAND POSITIONING • COMPELLING AND DIFFERENTIATED ASSORTMENTS • CHANNEL OPTIMIZATION AND REACH • CONTINUOUS PROFIT IMPROVEMENT • ORGANIZATION 11

CUSTOMER CENTRICITY • MORE INVITING AND EASIER SHOPPING EXPERIENCE • SIMPLER AND CLEARER PRICING • ADJUSTMENTS TO INTERNATIONAL PRICING • NEW STORE FRONT AND PROTOTYPES • SEAMLESS DTC/ OMNICHANNEL EXPERIENCE • STORE MANAGEMENT INCENTIVE AND TRAINING PROGRAMS 12

COMPELLING AND DIFFERENTIATED ASSORTMENT • BALANCING FASHION RELEVANCE, QUALITY AND VALUE • BUILDING TAILORED ASSORTMENTS BY CHANNEL • BALANCING CATEGORY OFFERINGS • EXTENDING SIZE RANGES AND EVOLVING FITS 13

CHANNEL OPTIMIZATION AND REACH • REPOSITIONING OF THE STORE FLEET • SELECTIVE INTERNATIONAL GROWTH • OUTLETS • WHOLESALE, FRANCHISING AND LICENSING 14

CONTINUOUS PROFIT IMPROVEMENT • COMPLETION OF PROFIT IMPROVEMENT INITIATIVE WITH $250 MILLION OF ANNUAL SAVINGS CAPTURED • CUMMULUATIVE CLOSURES SINCE 2010 OF APPROXIMATELY 275 U.S. STORES • IMPLEMENTATION OF CONTINUOUS PROFIT IMPROVEMENT • DISCIPLINED AND FOCUSED INVESTMENTS 15 IT/ DTC 45% STORE ENHANCEMENTS 34% NEW STORES 21% FISCAL 2015 CAPITAL EXPENDITURES

ORGANIZATION 16 • BRANDED ORGANIZATION COMPLETED IN FIRST QUARTER • SUPPORTED BY NEW HIRES AND INTERNAL PROMOTIONS IN DESIGN, MERCHANDISING AND PLANNING • CLEAR MEASUREMENT AND ACCOUNTABILITY AT THE BRAND LEVEL

APPENDIX: RECONCILIATION OF Q1 2015 NON-GAAP FINANCIAL MEASURES GAAP EXCLUDED CHARGES (1) ADJUSTED NON-GAAP (2) GROSS PROFIT $411,549 $26,861 $438,410 STORES AND DISTRIBUTION EXPENSE 391,638 4,688 386,950 MARKETING, GENERAL AND ADMINISTRATIVE EXPENSE 107,533 1,770 105,763 RESTRUCTURING INCOME (1,598) (1,598) — ASSET IMPAIRMENT 6,133 6,133 — LOSS BEFORE TAXES (94,836) 37,854 (56,982) TAX BENEFIT (31,590) 11,782 (19,808) NET LOSS $(63,246) $26,072 $(37,174) NET LOSS PER DILUTED SHARE $(0.91) $(0.53) (1) Excluded Charges consist of pre-tax charges of $26.9 million related to an inventory write-down, $1.4 million of accelerated depreciation and $4.5 million of asset impairment related to the discontinued use of certain store fixtures, $2.6 million related to lease termination and store closures, $2.5 million related to the Company's continuous profit improvement program, of which $0.7 million was recognized in stores and distribution expense and $1.8 million was recognized in marketing, general and administrative expense, $1.6 million for a further fair value adjustment related to a company owned aircraft held for sale, and a $1.6 million benefit related to the restructuring of the Gilly Hicks brand. (2) Non-GAAP financial measures should not be used as alternatives to net income and net income per diluted share and are also not intended to supersede or replace the Company's GAAP financial measures. The Company believes it is useful to investors to provide the non-GAAP financial measures to assess the Company's operating performance. THIRTEEN WEEKS ENDED MAY 2, 2015 (IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED) 17

APPENDIX: RECONCILIATION OF Q1 2014 NON-GAAP FINANCIAL MEASURES (1) Excluded Charges consist of pre-tax charges of $5.6 million related to the restructuring of the Gilly Hicks brand, $3.1 million related to the Company's profit improvement initiative, of which $0.8 million was recognized in stores and distribution expense and $2.3 million was recognized in marketing general and administrative expense, and $6.9 million for legal, advisory and other charges related to certain corporate governance matters. (2) Non-GAAP financial measures should not be used as alternatives to net income and net income per diluted share and are also not intended to supersede or replace the Company's GAAP financial measures. The Company believes it is useful to investors to provide the non-GAAP financial measures to assess the Company's operating performance. THIRTEEN WEEKS ENDED MAY 3, 2014 (IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED) GAAP EXCLUDED CHARGES (1) ADJUSTED NON-GAAP (2) GROSS PROFIT $511,659 — $511,659 STORES AND DISTRIBUTION EXPENSE 417,571 764 416,807 MARKETING, GENERAL AND ADMINISTRATIVE EXPENSE 123,581 9,201 114,380 RESTRUCTURING CHARGES 5,633 5,633 — LOSS BEFORE TAXES (33,503) 15,598 (17,905) TAX BENEFIT (9,832) 4,906 (4,926) NET LOSS $(23,671) $10,692 $(12,979) NET LOSS PER DILUTED SHARE $(0.32) (0.17) 18